Exhibit 23.3   Consent of Coopers & Lybrand L.L.P.
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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4 of Webster Financial Corporation of our report dated July 24, 1995 on our audit of the consolidated financial statements of Shelton Bancorp, Inc. We also consent to the reference to our firm under the caption Experts.


Coopers & Lybrand L.L.P.



Hartford, Connecticut
September 6, 1995
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